EXHIBIT 10.2
                                  ------------


                             FORM OF PROMISSORY NOTE
                             AND SECURITY AGREEMENT

U.S. $__________                                                  Tempe, Arizona
                                                             _____________, 1997


         FOR VALUE RECEIVED, KLEIN ENGINES & COMPETITION COMPONENTS, INC., a Nevada corporation ("Maker") hereby promises to pay to INTERNATIONAL MOTOR SPORTS GROUP, INC. ("Payee") the principal amount of ____________________ and no/100 Dollars ($____________), together with simple interest thereon from and including the date of this Promissory Note (the "Note") until, but not including, the date of full and final payment, at the Interest Rate as hereinafter defined.

                  1. Interest. Interest shall accrue on the principal amount then outstanding hereunder at the rate of 12% per annum (the "Interest Rate") based on the number of days elapsed in a 360-day year. Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein and collectible hereunder to exceed the applicable lawful maximum rate, then the Interest Rate shall be limited to such lawful maximum.

                  2. Payments. Accrued interest on the outstanding principal sum of this Note shall be due and payable on the first day of each month, commencing on _______________, 1997. The outstanding principal sum of this Note, together with all accrued but unpaid interest due hereunder, shall be due and payable at any time on or after February 1, 1998, upon not less than 15 days' written notice from Payee to Maker. Payment of the principal of and interest on this
Note is to be made at the offices of Payee or such other place as Payee shall designate in writing to Maker.

                  3. Waivers. Except as otherwise expressly provided herein, Maker hereby waives diligence, demand, grace, presentment for payment, notice of nonpayment, protest and notice of protest, notice of extension and notice of default. No delay or omission on the part of Payee in exercising any right hereunder shall constitute a waiver of any such right or of any other right hereunder. A waiver on any one occasion shall not be construed to bar the exercise, or to constitute a waiver of, any such right on any future occasion.

                  4. Prepayment. Maker may prepay all or any portion of the interest and the unpaid principal balance of this Note at any time, or from time to time, without penalty or premium. Any prepayment shall first be credited to interest and then to principal.

                  5. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Payee, shall become immediately due and payable, without any notice to Maker, presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker:

                           (a)  Nonpayment  of  principal,  interest,  or  other
amounts when the same shall become due and payable hereunder, and Maker does not cure such failure to pay within three days after the date such payment is due; or

                           (b) Use of the  proceeds  of this  Note for  purposes
other than as set forth in Schedule 2.2 of that certain agreement by and among Maker, Payee, and Thomas G. Klein ("Klein") pursuant to which this Note has been executed and delivered by Maker ("Loan Agreement and Option"); or
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                           (c) The insolvency of Maker or the making by Maker of
an assignment for the benefit of its creditors; or

                           (d) The  appointment  of a receiver  for Maker or the
involuntary filing against Maker, which is not stayed or dismissed within 30 days of filing, or the voluntary filing by Maker of a petition or application for relief under federal bankruptcy law or any similar state or federal law; or

                           (e) Fraud or material  misrepresentation with respect
to Maker and in connection with the Loan Agreement and Option by any of Maker's employees who are authorized to make statements to Payee in connection with the Loan Agreement and Option; or

                           (f) Any failure by Maker or Klein to honor all of the
conditions and obligations of Maker or Klein, respectively, under the Loan Agreement and Option.

                  6. Subordination. The indebtedness evidenced by this Note, including the principal hereof and interest hereon, is expressly subordinate and subject in right of payment to the prior payment in full of all present and future indebtedness of Payee or any of its affiliated companies to banks or other institutional lenders.

                  7. Collateral and Security. As security for Maker's obligations under this Note, Maker hereby grants to Payee a security interest in all of Maker's equipment and fixtures. The security interest granted hereunder shall be subordinate to (i) all security interests in the same collateral granted to secure other debt obligations of Maker existing on the date hereof, and (ii) all purchase money financing with respect to such collateral existing on the date hereof or granted by Maker in the future. Upon the occurrence of an Event of Default under this Note, Payee shall have all rights and remedies available to it under Article 9 of the Uniform Commercial Code in the state of Arizona. Upon payment in full of Maker's obligations under this Note, Payee shall release the security interest granted hereby and shall execute and deliver to Maker all such termination statements as Maker shall reasonably request.

                  8. Amendment. This Note may not be changed, modified or terminated, nor may any provision of this Note be waived except by an agreement in writing signed by the party to be charged.

                  9. Binding Nature of Agreement; Assignment. The provisions of this Note shall be binding upon Maker, and shall inure to the benefit of and bind the respective successors and assigns of Payee and Maker. Neither Payee nor Maker may assign or transfer this Note or assign or delegate any of his, her, or its respective rights or obligations hereunder without the prior written consent of the other party in each instance.

                  10. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, NOTWITHSTANDING ANY ARIZONA OR OTHER CONFLICTS-OF-LAWS PROVISIONS TO THE CONTRARY.

                  11. Collection Costs and Expenses. If this Note shall be placed in the hands of an attorney for collection, by suit or otherwise, then Maker's obligations hereunder shall include the payment of all reasonable collection costs and expenses incurred by Payee in connection therewith, including, without limitation, reasonable attorneys' fees and costs.

                  12. Time of Essence. Time is of the essence of this Note and each and every provision hereof.
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                  13.  Notices.  All  notices,   requests,   demands  and  other
communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or three days after deposited in the United States mails by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                           (i)      If to Payee:

                           International Motor Sports Group, Inc.
                           15302 25th Drive, S.E.
                           Mill Creek, Washington 98012
                           Attention:  Andrew Evans

                           (ii)     If to Maker:

                           Klein Engines & Competition Components, Inc.
                           1207 N. Miller Road
                           Tempe, Arizona  85281
                           Attention:  Thomas Klein

         Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

         IN WITNESS WHEREOF, Maker and Payee executed this Note as of the date first set forth above.

                                   KLEIN ENGINES & COMPETITION COMPONENTS, INC., a Nevada corporation



                                   By:__________________________________________
                                   Its:_________________________________________



                                   INTERNATIONAL MOTOR SPORTS GROUP, INC.,
                                   a Delaware corporation



                                   By:__________________________________________
                                   Its:_________________________________________
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